[ COZEN AND O'CONNOR LETTERHEAD ]


                               September 10, 1996


VIA EDGAR

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

         Re:     Inmark Enterprises, Inc. - Definitive Proxy
                 Statement 1996 Annual Meeting of Stockholders


Ladies and Gentlemen:

     On behalf of Inmark Enterprises, Inc. ("Inmark"), being transmitted for filing pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is the definitive proxy statement and form of proxy of Inmark for its 1996 Annual Meeting of Stockholders. The $125.00 filing fee has been deposited in Inmark's lock box account in accordance with the rules of the Commission.

     Inmark anticipates mailing the proxy statement and proxy on or about this date. Please contact the undersigned at 215-665-4171 should there be any questions relating to the filing.

                              Sincerely,

                              COZEN AND O'CONNOR

                              BY: STEVEN N. HAAS

                            INMARK ENTERPRISES, INC.
                                  1 Plaza Road
                           Greenvale, New York, 11548

                            NOTICE OF ANNUAL MEETING
                                 OF STOCKHOLDERS


     The Annual Meeting of the Stockholders (the "Annual Meeting") of Inmark Enterprises, Inc. (the "Company") will be held at the Company's principal offices, 1 Plaza Road, Greenvale, New York 11548, at 10:00 a.m., local New York time, on October 16, 1996, to consider the following matters:

     (1) The election of five Directors to hold office until the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.

     (2) The transaction of such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on September 10, 1996 as the record date for the Annual Meeting. Only stockholders of record of the Company's Common Stock at the close of business on September 10, 1996 will be entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy.

     The accompanying form of proxy is solicited by the Board of Directors of the Company. Reference is made to the attached Proxy Statement for further information with respect to the business to be transacted at the Annual Meeting.

     A complete list of stockholders entitled to vote at the Annual Meeting shall be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of at least ten days prior to the Annual Meeting, at the Company's principal offices, 1 Plaza Road, Greenvale, New York 11548.

     Stockholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting in person, please complete, date and sign the accompanying proxy card and return it without delay in the enclosed postage prepaid envelope. Your proxy will not be used if you are present and prefer to vote in person or if you revoke the proxy.

September 11, 1996                  By Order of the Board of Directors

                                            Courtlandt G. Miller
                                            Secretary

                            INMARK ENTERPRISES, INC.
                                  1 Plaza Road
                            Greenvale, New York 11548


                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 16, 1996


     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Inmark Enterprises, Inc., a Delaware corporation (the "Company"), for use at the 1996 Annual Meeting of Stockholders of the Company and for any adjournments or postponements thereof (the "Annual Meeting") to be held at the Company's principal offices, 1 Plaza Road, Greenvale, New York 11548, at 10:00 a.m., local New York time, on October 16, 1996, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. A Board of Directors' proxy (the "Proxy") for the Annual Meeting is enclosed, by means of which you may vote as to the proposals described in this Proxy Statement.

     All Proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted in accordance with the stockholder's instructions contained in such Proxy. In the absence of instructions, shares represented by such Proxy will be voted FOR the election of the nominees of the Board of Directors for Director. The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice and described in this Proxy Statement. If any other matters properly come before the Annual Meeting, the persons named in the accompanying Proxy will vote on those matters in accordance with their best judgment. A stockholder may revoke his or her Proxy at any time before it is exercised by filing with the Secretary of the Company at its offices at 1 Plaza Road, Greenvale, New York 11548, either a written notice of revocation or a duly executed Proxy bearing a later date, or by attending in person at the Annual Meeting and expressing a desire to vote his or her shares in person.

     This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders, Proxy and 1996 Annual Report to Stockholders are being sent to stockholders on or about September 11, 1996.

                               VOTING SECURITIES

     September 10, 1996 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. As of that date, the Company had outstanding 2,880,751 shares of Common Stock, $.001 par value, excluding treasury shares. The presence, in person or by proxy, of stockholders entitled to cast a majority of votes which stockholders are entitled to cast in the election of Directors will constitute a quorum for the Annual Meeting. Holders of Common Stock are entitled to one vote for each share owned upon all matters to be considered at the Annual Meeting. Proxies marked "Abstain" are included in determining a quorum, but broker proxies which have not voted in the election of Directors are not included in determining a quorum for such matter. There is no cumulative voting in the election of Directors.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of September 10, 1996 with respect to the stock ownership of each person known by the Company to be the beneficial owner of more than five percent of the Company's outstanding Common Stock, by each Director, by each nominee for Director and by all Directors and executive officers of the Company as a group. Unless otherwise indicated, the named beneficial owner has sole voting and investment power with respect to the shares.

Name and Address                          Number of
of Beneficial Owner                        Shares            Percent of Class
- -------------------                        ------            ----------------

John P. Benfield                         325,932(1)                10.9%
c/o Inmark Enterprises, Inc.
One Plaza Road
Greenvale, NY 11548

Donald A. Bernard                        316,332(2)                10.7%
c/o Inmark Enterprises, Inc.
One Plaza Road
Greenvale, NY 11548

Paul A. Amershadian                      316,332(3)                10.7%
c/o Inmark Enterprises, Inc.
One Plaza Road
Greenvale, NY 11548

Courtlandt G. Miller                     459,516(4)                15.5%
c/o Inmark Enterprises, Inc.
One Plaza Road
Greenvale, NY 11548

Robert F. Hussey                         482,601(5)                14.6%
Metrovision of North America, Inc.
424 Madison Avenue
New York, NY 10017

All Executive Officers and             1,900,513(1)(2)(3)(4)(5)    62.4%
Directors as a Group
  (5 persons)

- ------------------------

*    Less than 1%.

(1) Includes 63,333 shares of Common Stock issuable upon exercise of immediately exercisable options, 27,297 shares of Common Stock issuable upon exercise of immediately exercisable warrants, 3,200 shares of Common Stock issuable upon exercise of Class A Warrants and 3,200 shares of Common Stock issuable upon exercise of Class B Warrants, but excludes shares of Common Stock issuable upon exercise of the Class B Warrants issuable upon exercise of the Class A Warrants.

(2) Includes 63,333 shares of Common Stock issuable upon exercise of immediately exercisable options and 27,297 shares of Common Stock issuable upon exercise of immediately exercisable warrants.

(3) Includes 63,333 shares of Common Stock issuable upon exercise of immediately exercisable options and 27,297 shares of Common Stock issuable upon exercise of immediately exercisable warrants. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."

(4) Includes 377,322 shares of Common Stock held by Mr. Miller jointly with his wife. Also includes 22,000 shares of Common Stock issuable upon exercise of immediately exercisable options, 49,694 shares of Common Stock issuable upon exercise of immediately exercisable warrants, 10,500 shares of Common Stock issuable upon exercise of the Director Warrants granted in connection with the Company's public offering, 24,847 shares of Common Stock issuable upon exercise of the Class A Warrants and 24,847 shares of Common Stock issuable upon exercise of the Class B Warrants underlying the Units, but excludes shares of Common Stock issuable upon exercise of the Class B Warrants issuable upon exercise of the Director Warrants and upon exercise of other Class B Warrants issuable upon exercise of the Class A Warrants. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."

(5) Includes 61,000 shares of Common Stock issuable upon exercise of immediately exercisable options, 360,306 shares of Common Stock issuable upon exercise of immediately exercisable warrants, 10,500 shares of Common Stock issuable upon exercise of the Director Warrants granted in connection with the Company's public offering, 42,643 shares of Common Stock issuable upon exercise of the Class A Warrants and 42,643 shares of Common Stock issuable upon exercise of the Class B Warrants underlying the Units, but excludes shares of Common Stock issuable upon exercise of the Class B Warrants issuable upon exercise of the Director Warrants and upon exercise of other Class B Warrants issuable upon exercise of the Class A Warrants. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."


                             ELECTION OF DIRECTORS

     A Board of five Directors of the Company is to be elected at the Annual Meeting, each to serve, subject to the provisions of the Company's By-Laws, until the next Annual Meeting of Stockholders and until his successor is duly elected and qualified. It is management's recommendation that the accompanying form of Proxy be voted FOR the election as Director of the five persons named below, all of whom are currently Directors of the Company. The Board of Directors believes that the nominees named below are willing to serve as Directors. However, in the event that any of the nominees should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person or persons as shall be designated by the Directors. The Board of Directors does not have a nominating committee.

     Information regarding the Directors and nominees for Director of the Company is listed in the following table:


=============================================================================================================================
Name                          Age                   Positions with the Company and                   Director Since
                                                    Principal Occupation or Employment
                                                    during the past Five Years
- -----------------------------------------------------------------------------------------------------------------------------
Paul A. Amershadian           49                    Executive Vice President-                        1996
                                                    Marketing and Sales of the Company
                                                    since September 29, 1995 and that
                                                    of the Company's respective
                                                    predecessors, SPAR Promotion &
                                                    Marketing Services, Inc. ("Spar")
                                                    and R.G. Meadows, Inc.
                                                    ("Meadows"), from 1986 to
                                                    September 29, 1995.
- -----------------------------------------------------------------------------------------------------------------------------
John P. Benfield             45                     President and Chief                              1995
                                                    Executive Officer of the
                                                    Company since September 29,
                                                    1995; Executive Vice
                                                    President of Operations of
                                                    both Spar and Meadows from
                                                    1988 to September 29, 1995.
- -----------------------------------------------------------------------------------------------------------------------------
Donald A. Bernard           64                      Executive Vice President                         1995
                                                    and Chief Financial Officer of the
                                                    Company since September 29, 1995;
                                                    Executive Vice President of
                                                    Finance of both Spar and Meadows
                                                    from 1990 to September 29, 1995.
- -----------------------------------------------------------------------------------------------------------------------------
Robert F. Hussey            47                      Chairman of the Board of the Company             1992
                                                    since May 1994; President and Chief
                                                    Executive Officer of the
                                                    Company from June 1993 until
                                                    September 29, 1995; Director
                                                    and President of Metrovision
                                                    of North America, Inc., a
                                                    niche cable television
                                                    network, since 1991.
- -----------------------------------------------------------------------------------------------------------------------------
Courtlandt G. Miller        44                      Secretary of the Company since                   1992
                                                    March 1992; Treasurer of the Company
                                                    since June 1993; Director of Diagnostek,
                                                    Inc., a mail service pharmacy
                                                    contractor, from 1985 until July,
                                                    1995, General Counsel and
                                                    Secretary from 1987 until July
                                                    1995, and Executive Vice President
                                                    from 1988 until July 1995.
=============================================================================================================================

Meetings and Compensation of the Board of Directors

     The Board of Directors held four meetings during the fiscal year ended March 31, 1996. The Board of Directors currently has no standing committees.

Compensation of Directors

     Non-employee Directors are paid a Director fee of $2,500 for each meeting of the Board of Directors attended and all Directors are reimbursed for reasonable travel expenses incurred in connection with their attending Board meetings. Robert F. Hussey and Courtlandt G. Miller were paid Director fees of $10,000 and $7,500, respectively, in connection with their serving as Directors during fiscal year 1996. Additionally, under a "formula plan" provided for in the Company's 1992 Stock Option Plan, each of the Company's non-employee Directors is granted stock options to purchase up to 5,500 shares of Common Stock upon his election to the Board of Directors and stock options to purchase up to 5,500 shares of Common Stock on each calendar anniversary of his election as long as they remain on the Board.


                      COMPLIANCE WITH SECTION 16(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors and persons who own more than 10% of a registered class of the Company's equity securities (collectively, the "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports. Based on the Company's review of the copies of these reports received by it, the Company believes that all filings required to be made by the Reporting Persons with respect to transactions during the Company's last fiscal year were made on a timely basis.


                             EXECUTIVE COMPENSATION

Until the merger of Inmark Services, Inc. with and into the Company's wholly-owned subsidiary on September 29, 1995 (the "Merger"), the Company's affairs were directed by an executive committee comprising Robert F. Hussey and Courtlandt G. Miller, then the only directors and officers of the Company, who received no salary for their services as such. From and after the Merger, the executive officers of Inmark Services, Inc. became the executive management of the Company. The following table sets forth the total compensation paid to the Company's chief executive officer (and in the case of the executive committee prior to the Merger, of Messrs. Hussey and Miller), and each of the other executive officers of the Company whose compensation exceeded $100,000 during the fiscal year ended March 31, 1996.

Summary Compensation Table

                                                    Annual Compensation            Long-Term Compensation
                                                    -------------------            ----------------------

                                                                                     Value of        Securities
Name and                                                                            Restricted       Underlying
Principal                 Fiscal                              Other Annual            Stock           Options/       All Other
Position                  Year     Salary ($)    Bonus ($)    Compensation ($)       Awards($)        SAR's(#)     Compensation($)
- --------                  ----     ----------    ---------    ----------------       ---------        --------     ---------------

John P. Benfield          1996     $200,000(2)       -(3)            -                    -             87,297            -
  President and
  Chief Executive
  Officer and
  Director(1)


Donald A. Bernard         1996     $200,000(2)       -(3)            -                    -             87,297
 Executive Vice
 President and Chief
 Financial Officer
 and Director(1)


Paul A. Amershadian       1996     $200,000(2)       -(3)            -                    -             87,297
 Executive Vice
 President - Marketing
 and Sales and Director(1)(4)


Robert F. Hussey          1996           -           -               -                    -                -            -
 Chairman of the          1995           -           -               -                    -           350,000           -
 Board                    1994           -           -               -                    -             5,500           -

Courtlandt G. Miller      1996           -           -               -                    -                -            -
 Secretary and            1995           -           -               -                    -           300,000           -
 Treasurer and Director   1994           -           -               -                    -                -            -

- --------------------

(1) Messrs. Benfield, Bernard and Amershadian commenced employment with the Company on September 29, 1995 upon consummation of the Merger.

(2) Represents annual base salary under employment contracts executed in connection with the Merger. Actual salary paid to the named individuals during fiscal year 1996 is as follows: Mr. Benfield - $100,000; Mr. Bernard
     - $100,000; Mr. Amershadian - $100,000.

(3) Does not include a cash bonus ($55,000 to Mr. Benfield; $40,000 to Mr. Bernard and $55,000 to Mr. Amershadian) paid by the Company as an obligation assumed in the Merger representing a bonus earned by these persons for services performed on behalf of Spar.

(4)  Mr. Amershadian was appointed a Director in May 1996.

Stock Options

     The following tables set forth certain information concerning stock options granted to and exercised by the named individuals in the Summary Compensation Table during the last fiscal year and unexercised stock options held by such individuals at the end of such fiscal year.

Option Grants in Last Fiscal Year

                                                      % of Total
                                   Number of         Options/SARs          Exercise
                                   Securities        Granted to            or Base
                                   Underlying        Employees in          Price               Expiration
Name                               Options           Fiscal Year           ($/Shares)          Date
- ----                               -------           -----------           ----------          ----

John P. Benfield                   87,297(1)            20.9%               $1.40(2)            9/29/05
Donald A. Bernard                  87,297(1)            20.9%               $1.40(2)            9/29/05
Paul A. Amershadian                87,297(1)            20.9%               $1.40(2)            9/29/05
Robert F. Hussey                   50,000               12.0%               $1.07(2)            4/25/05
Courtlandt G. Miller               50,000               12.0%               $1.07(2)            4/25/05

- --------------------

(1) Includes immediately exercisable common stock purchase warrants to purchase 27,297 shares. The remaining 60,000 shares are issuable upon the exercise of stock options as to which options to purchase 30,000 shares are immediately exercisable and the balance first become exercisable in September 1997.

(2) The exercise price per share was equal to the fair market of the shares on the date of grant.


Aggregate Option Exercises in Last
Fiscal Year and FY End Options/SAR Values


                                                                              Number of            Value of
                                                                              Unexercised          Unexercised
                                                                              Options/SARs         In-the-Money
                                                                              at Fiscal            Options/SARs
                                                                              Year End(#)          at Fiscal
                                                                                                   Year End($)

                           Shares Acquired                                   Exercisable/         Exercisable/
Name                       on Exercise(#)         Value Realized ($)         Unexercisable        Unexercisable(1)
- ----                       ---------------        ------------------         -------------        ----------------

John P. Benfield               -                         -                   57,297/30,000         98,837/51,750

Donald A. Bernard              -                         -                   57,297/30,000         98,837/51,750

Paul A. Amershadian            -                         -                   57,297/30,000         98,837/51,750

Robert F. Hussey               -                         -                  346,500/75,000        624,625/159,375

Courtlandt G. Miller           -                         -                  307,500/75,000        580,875/159,375



(1) The value has been determined based on an average of the closing bid and ask price on March 29, 1996, the last trading day of the fiscal year.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     As a condition to the Company's accounts receivable factor entering into and performing under a Factoring Agreement for the benefit of Inmark Services, Inc. both prior to and following the Merger, the factor required that the obligations of those parties which executed certain performance agreements in connection with the Factoring Agreement be secured by cash or cash equivalent collateral with a value of not less than $1.0 million. To avoid encumbering all of the Company's cash and cash equivalents, each of Messrs. Robert Hussey and Courtlandt Miller agreed to personally pledge $250,000 to the factor as collateral to secure their obligations under their respective performance agreements. In light of Messrs. Hussey and Miller pledge of their personal assets, the Company was obligated to pledge only $500,000 of its cash resources, leaving $500,000 of its cash resources unencumbered and available for other uses. In consideration of the agreement of the Company and Messrs. Hussey and Miller to provide such cash collateral, Inmark Services, Inc. paid $50,000 to the Company and $25,000 to each of Messrs. Hussey and Miller concurrently upon consummation of the Spar acquisition (which preceded the Merger). Additionally, the Company granted to each of Messrs. Hussey and Miller warrants to purchase up to 50,000 shares of Common Stock at an exercise price of $1.07 per share.

     On January 10, 1996, the Company loaned $200,000 to Paul A. Amershadian, the Company's Executive Vice President-Marketing and Sales and a Director. The loan bears interest at an annual rate of 10% and is payable in full, together with the principal sum, on January 10, 1998. Pursuant to a Pledge Agreement, Mr. Amershadian has pledged to the Company 112,851 shares of the Company's Common Stock owned by him to secure his obligation in connection with the loan.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP was the Company's auditors for the fiscal year ended March 31, 1996, and has been selected to serve as the auditors for the fiscal year ending March 31, 1997. A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and to make a statement if he desires to do so.

                                    EXPENSES

     The entire cost of preparing, assembling, printing and mailing this Proxy Statement, the enclosed Proxy, Annual Report and other materials, and the cost of soliciting Proxies with respect to the Annual Meeting, will be borne by the Company. The Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse those banks and brokers for the reasonable out-of-pocket expenses of such solicitations. The solicitation of Proxies by mail may be supplemented by telephone and telegram by officers and other regular employees of the Company, but no additional compensation will be paid to such individuals.

                             STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the Annual Meeting of Stockholders in 1997 must be received by the Company at its principal executive office by no later than May 11, 1997.


                                            By Order of the Board of Directors


                                            Courtlandt G. Miller
                                            Secretary

Greenvale, New York
September 11, 1996



THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON SOLICITED BY THIS PROXY STATEMENT, ON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 1996 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, BUT EXCLUDING EXHIBITS). SUCH REQUESTS SHOULD BE DIRECTED TO THE SECRETARY, 1 PLAZA ROAD, GREENVALE NEW YORK 11548.

                            INMARK ENTERPRISES, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 16, 1996
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints John Benfield and Donald Bernard or either one of them, as proxies, with full power of substitution, to vote all shares of stock of Inmark Enterprises, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of stockholders of the Company to be held at 1 Plaza Road, Greenvale, NY 11548, at 10:00 o'clock a.m., local New York time, on October 16, 1996, or at any adjournments or postponements thereof:

Proposal 1 -- Election of Directors
   Paul Amershadian      FOR |_|    WITHHOLD AUTHORITY |_|
   John Benfield                    [To withhold authority for any one nominee,
   Donald Bernard                   strike a line through such nominee's name.]
   Robert Hussey
   Courtlandt Miller

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED, OR IF NO SPECIFICATIONS ARE MADE, WILL BE VOTED FOR THE NOMINEES FOR ELECTION AS DIRECTOR.

                   (Continued and to be signed on other side)

     THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED HEREWITH, AND HEREBY CONFIRMS THAT THIS PROXY SHALL BE VALID AND MAY BE VOTED WHETHER OR NOT THE STOCKHOLDER'S NAME IS SET FORTH BELOW OR A SEAL IS AFFIXED OR THE DESCRIPTION, AUTHORITY OR CAPACITY OF THE PERSON SIGNING IS GIVEN OR OTHER DEFECT OF SIGNATURE EXISTS.


                              Dated:______________________________________, 1996


                              __________________________________________________
                                             Signature of Stockholder

                              __________________________________________________
                                             Signature of Stockholder
                             Note:  When  signing  as   attorney-in-fact,
                             executor,    administrator,    trustee    or
                             guardian,  please  add  your  title as such,
                             and if signer is a corporation,  please sign
                             with full corporate name by duly  authorized
                             officer or officers and affix the  corporate
                             seal.  Where  stock is issued in the name of
                             two  or  more  persons,   all  such  persons
                             should sign.